AMENDMENT No. 2 TO CREDIT AGREEMENT, CONSENT

AND TERMINATION AGREEMENT

This AMENDMENT NO. 2 TO CREDIT AGREEMENT, CONSENT AND TERMINATION AGREEMENT (this "Amendment") is entered into as of October 15, 2013, by and among THE ONE GROUP, LLC, a Delaware limited liability company, ONE 29 PARK MANAGEMENT, LLC, a New York limited liability company, STK-LAS VEGAS, LLC, a Nevada limited liability company, STK ATLANTA, LLC, a Georgia limited liability company, HERAEA VEGAS, LLC, a Nevada limited liability company, and XI SHI LAS VEGAS, LLC, a Nevada limited liability company (collectively, the "Borrowers"), and BANKUNITED, N.A., as successor by merger to Herald National Bank (hereinafter referred to as the "Bank").

Recitals

A. Reference is made to that certain Credit Agreement, dated as of October 31, 2011 (as amended by that certain Amendment No. 1 and Addendum to Credit Agreement, dated as of January 24, 2013, the "Credit Agreement"), among the Bank and the Borrowers, pursuant to which the Bank has extended credit to the Borrowers for the purposes permitted therein.

B. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Credit Agreement.

C. Reference is made to that certain Guarantee Agreement, dated as of October 31, 2011 (as amended through the date hereof, the "Guarantee Agreement"), by Jonathan Segal in favor of the Bank.

D. Reference is made to that certain Pledge Agreement, dated as of October 31, 2011 (as amended through the date hereof, the "Pledge Agreement – The One Group"), by Jonathan Segal in favor of the Bank.

E. Reference is made to that certain Subordination Agreement [Jonathan Segal], dated as of October 31, 2011 (as amended through the date hereof, the "Subordination Agreement [Jonathan Segal]"), among Jonathan Segal, the Borrowers and the Bank.

F. Reference is made to that certain Subordination Agreement [Talia LTD], dated as of October 31, 2011 (as amended through the date hereof, the "Subordination Agreement [Talia LTD]"), among Talia LTD., the Borrowers and the Bank.

G. Reference is made to that certain Subordination Agreement [RCI II, LTD], dated as of October 31, 2011 (as amended through the date hereof, the "Subordination Agreement [RCI II, LTD]"), among RCI II, LTD., the Borrowers and the Bank.

H. The Borrowers have advised the Bank that, on or about October 11, 2013, The One Group, LLC intends to enter into an agreement and plan of merger with CCAC Acquisition Sub, LLC, a Delaware limited liability company and Committed Capital Acquisition Corporation, a Delaware corporation (the "Agreement and Plan of Merger"), whereby CCAC Acquisition Sub, LLC will be merged with and into The One Group, LLC, with The One Group, LLC continuing as the surviving limited liability company of the merger, in accordance with the applicable provisions of the Delaware Limited Liability Company Act (the "Merger").

I. The Borrowers have requested that the Bank (a) consent to the consummation of the Merger pursuant to the terms of the Agreement and Plan of Merger, (b) agree to amend certain provisions of the Loan Agreement in connection therewith (c) agree to terminate certain of the Loan Documents, as expressly set forth herein in connection therewith, and (d) agree to release Heraea Vegas, LLC and Xi Shi Las Vegas, LLC (the "Exiting Borrowers") from their obligations as "Borrowers" under the Loan Documents.

J. The Bank has agreed to the Borrowers' requests on the terms and subject to the conditions set forth in this Amendment.

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Amendments to Credit Agreement. Effective upon the occurrence of the Amendment No. 2 Effective Date (as defined in Section 5 below), the Credit Agreement is hereby amended as follows:

1.1 The following definitions are hereby deleted in their entirety from Section 1.1 (Defined Terms) of the Credit Agreement:

"Heraea Vegas LLC" means Heraea Vegas LLC, a Nevada limited liability company.

"Xi Shi Las Vegas" means Xi Shi Las Vegas LLC, a Nevada limited liability company.

1.2 Section 1.1 (Defined Terms) of the Credit Agreement is hereby amended by restating the definition of "Subsidiary Borrowers" contained therein to read in its entirety as follows:

"Subsidiary Borrowers" means, collectively, One 29 Park Management, STK-Las Vegas, and STK Atlanta.

1.3 Section 1.1 (Defined Terms) of the Credit Agreement is hereby amended by restating the definition of "Change in Control" contained therein to read in its entirety as follows:

"Change in Control" means any time at which (i) 100% of the Capital Stock of each of the Subsidiary Borrowers is not owned (beneficially and of record) and controlled by The One Group or (ii) not less than 100% of the Capital Stock of The One Group is not owned (beneficially and of record) and controlled by Committed Capital Acquisition Corporation.

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1.4 Section 1.1 (Defined Terms) of the Credit Agreement is hereby amended by restating the definition of "Managing Person" contained therein to read in its entirety as follows:

"Managing Person" means with respect to (i) each of the Subsidiary Borrowers, The One Group, and (ii) The One Group, Committed Capital Acquisition Corporation.

1.5 Section 1.1 (Defined Terms) of the Credit Agreement is hereby amended by inserting the following definitions therein in the appropriate alphabetical location:

"Amendment No. 2" means Amendment No. 2 to Credit Agreement, Consent and Termination Agreement, dated as of October 15, 2013, by and among the Borrowers and the Bank.

"Amendment No. 2 Effective Date" means the date on which the conditions precedent contained in Section 5 of Amendment No. 2 have been fulfilled.

"Merger" means the merger to be consummated on or about October 9, 2013 whereby CCAC Acquisition Sub, LLC will be merged with and into The One Group, LLC, with The One Group, LLC continuing as the surviving limited liability company of the merger, pursuant to an agreement and plan of merger among The One Group, LLC, CCAC Acquisition Sub, LLC, a Delaware limited liability company and Committed Capital Acquisition Corporation, a Delaware corporation, and in accordance with the applicable provisions of the Delaware Limited Liability Company Act.

1.6 Section 4.3 (Conditions Subsequent) of the Credit Agreement is hereby restated to read in its entirety as follows:

Section 4.3 [Intentionally Omitted]

1.7 Section 5.1 (Financial Information; Compliance Certificates and Reporting Generally) of the Credit Agreement is hereby amended by restating subsections (c) and (d) thereof to read in their entirety as follows:

(c) [Intentionally Omitted].

(d) [Intentionally Omitted].

1.8 Section 5.2 (Limited Liability Company Existence, Taxes, Maintenance of Properties, Compliance with Law and Insurance) of the Credit Agreement is hereby amended by restating subsection (f)(ii) thereof to read in its entirety as follows:

(ii) [Intentionally Omitted]

1.9 Section 5.6 (Financial Covenants) of the Credit Agreement is hereby amended by restating subsection (a) thereof to read in its entirety as follows:

(a) Maintain at all times, Tangible Net Worth of not less than $14,500,000 in the aggregate with respect to The One Group and its Subsidiaries on a consolidated basis.

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1.10 Article 7 (Events of Default) of the Credit Agreement is hereby amended by restating subsections (n) and (o) thereof to read in their entirety as follows:

(n) The Borrowers shall fail, within ten (10) days of the consummation of the Merger, to provide to the Bank (a) a counterpart of a Guarantee Agreement duly executed by Committed Capital Acquisition Corporation, in favor of the Bank unconditionally guaranteeing all of the Obligations of the Borrowers to the Bank and (b) a counterpart of a pledge agreement duly executed by Committed Capital Acquisition Corporation, in favor of the Bank (the "Parent Pledge Agreement"), together with (i) instruments constituting Collateral, if any, duly indorsed in blank by Committed Capital Acquisition Corporation], (ii) Uniform Commercial Code financing statements, required by law or reasonably requested by the Bank to be filed, registered or recorded to create or perfect the Liens intended to be created under the Parent Pledge Agreement and (iii) such other documents as the Bank may reasonably require in connection with the perfection of its security interests in the Collateral covered by the Parent Pledge Agreement, each of the forgoing in form and substance satisfactory to the Bank;

(o) [Intentionally Omitted];

1.11 The Credit Agreement is hereby further amended by deleting all references to Jonathan Segal as the "Guarantor", all references to Heraea Vegas, LLC as "Borrower" and all references to Xi Shi Las Vegas, LLC as "Borrower".

2. Limited Consent. Effective upon the occurrence of the Amendment No. 2 Effective Date (as defined in Section 5 below):

2.1 The Bank hereby consents to the consummation of the Merger by The One Group, LLC, pursuant to the terms of the Agreement and Plan of Merger.

2.2 The Borrowers acknowledge and agree that the consent granted by the Bank under Section 2.1 hereof:

(a) is limited to the specific matters set forth therein; and

(b) is not and shall not be deemed to constitute a consent with respect to or amendment of any other provision of the Credit Agreement.

3. Terminations and Releases. Effective upon the occurrence of the Amendment No. 2 Effective Date (as defined in Section 5 below):

3.1 Guarantee Agreement. The Bank hereby acknowledges, confirms and agrees that (a) Jonathan Segal is hereby released from his obligations under the Guarantee Agreement and (b) the Guarantee Agreement is hereby terminated and of no further force or effect.

3.2 Pledge Agreement – The One Group. The Bank hereby acknowledges, confirms and agrees that (a) Jonathan Segal is hereby released from his obligations under the Pledge Agreement – The One Group and (b) the Pledge Agreement – The One Group is hereby terminated and of no further force or effect.

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3.3 Subordination Agreement [Jonathan Segal]. Each of the Bank, the Borrowers and Jonathan Segal hereby acknowledges, confirms and agrees that (a) Jonathan Segal is hereby released from his obligations under the Subordination Agreement [Jonathan Segal] and (b) the Subordination Agreement [Jonathan Segal] is hereby terminated and of no further force or effect.

3.4 Subordination Agreement [Talia LTD]. Each of the Bank, the Borrowers and Talia LTD. hereby acknowledges, confirms and agrees that (a) Talia LTD. is hereby released from its obligations under the Subordination Agreement [Talia LTD] and (b) the Subordination Agreement [Talia LTD] is hereby terminated and of no further force or effect.

3.5 Subordination Agreement [RCI II, LTD]. Each of the Bank, the Borrowers and RCI II, LTD. hereby acknowledges, confirms and agrees that (a) RCI II, LTD. is hereby released from its obligations under the Subordination Agreement [RCI II, LTD] and (b) the Subordination Agreement [RCI II, LTD] is hereby terminated and of no further force or effect.

3.6 Key Man Life Insurance Policy - Jonathan Segal. The Bank hereby acknowledges, confirms and agrees that (a) the Assignment of Life Insurance with respect to Jonathan Segal, executed by The One Group, LLC is hereby terminated and of no further force or effect and (b) the Bank hereby releases its interest in the Key-Person Policy of Jonathan Segal.

3.7 Subsidiary Borrowers. The Bank hereby acknowledges, confirms and agrees that Heraea Vegas, LLC and Xi Shi Las Vegas, LLC are hereby released from their obligations as "Borrowers" under the Credit Agreement and the other Loan Documents.

3.8 Further Assurances. In connection with the termination of each of the agreements and the releases provided for in this Section 3, including the release of Heraea Vegas, LLC and Xi Shi Las Vegas, LLC as "Borrowers" under the Loan Documents, the Bank will execute and deliver to the Borrowers such additional documentation as the Borrowers shall reasonably request to evidence each such termination.

4. Representations and Warranties. To induce the Bank to enter into this Amendment, each of the Borrowers, other than the Exiting Borrowers (collectively, the "Remaining Borrowers"), hereby represents and warrants to the Bank as follows:

4.1 Immediately after giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties refer to or relate to an earlier date, in which case they are true and correct as of such date), and (ii) no Event of Default has occurred and is continuing;

4.2 (i) The execution, delivery and performance by each of the Remaining Borrowers of this Amendment are within its limited liability company powers and have been duly authorized by all necessary limited liability company action, (ii) this Amendment is the legal, valid and binding obligation of the Remaining Borrowers enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and (iii) this Amendment and the execution, delivery and performance by each of the Remaining Borrowers does not: (A) contravene the terms of any of the organizational documents of the Remaining Borrowers; (B) conflict with or would cause any breach or contravention of, or the creation of any Lien (other than Liens permitted under the Loan Documents) under, any document evidencing any contractual obligation to which any of the Remaining Borrowers is a party, or any order, injunction, writ or decree currently in effect to which it or its respective property is subject; or (C) violate, in any material respect, any requirement of law applicable thereto.

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5. Conditions Precedent to Effectiveness.

This Amendment, the amendments contained in Section 1, the limited consent contained in Section 2 and the terminations and releases contained in Section 3 hereof shall each become effective on the date (the "Amendment No. 2 Effective Date") that the following conditions precedent shall have been fulfilled:

5.1 Amendment No. 2. The Bank shall have received this Amendment, duly executed by a duly authorized officer or officers of the Borrowers and confirmed by the Guarantor and the Subordinated Creditors.

5.2 Merger. The Merger shall have been consummated and the Bank shall have received the filing officer acknowledgement copy of the Agreement and Plan of Merger properly filed with the Delaware Secretary of State and duly executed by a duly authorized officer or officers of each of The One Group, LLC, CCAC Acquisition Sub, LLC Committed Capital Acquisition Corporation, together with such other documents as the Bank may reasonably require in connection with the consummation of the Merger.

5.3 Unrestricted Cash Requirement. Immediately prior to, and immediately after giving effect to the Amendment No. 2 Effective Date, The One Group, LLC shall have cash and cash equivalents, not subject to any Lien or other encumbrance, of not less than [$8,000,000]. For the avoidance of doubt, (i) any and all sums committed to The One Group, LLC as of the Amendment No. 2 Effective Date shall be counted toward the unrestricted cash requirement set forth in this Section 5.3 (e.g., sums being held in escrow in connection with the Merger), and (ii) the unrestricted cash requirement set forth in this Section 5.3 shall only apply with respect to the time periods specified herein, and shall not be interpreted as an ongoing obligation.

5.4 Certificates of Borrowers. The Bank shall have received:

(a) a certificate of the chief executive officer or other analogous counterpart of each Borrower: (i) attaching a true and complete copy of the resolutions of its Managing Person and of all documents evidencing all necessary limited liability company action (in form and substance satisfactory to the Bank) taken by it to authorize this Amendment and the transactions contemplated hereby, (ii) certifying that its certificate of formation and operating agreement have not been amended since October 31, 2011, or, if so, setting forth the same, and (iii) setting forth the incumbency of its officer or officers who may sign this this Amendment, including therein a signature specimen of such officer or officers; and

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(b) a certificate of good standing of the secretary of state of the state of organization or formation of each Borrower, issued not more than 30 days prior to the Amendment No. 2 Effective Date.

5.5 Legal Opinion. Counsel to the Borrowers shall have delivered its opinion to, and in form and substance reasonably satisfactory to, the Bank.

5.6 Fees. The Bank shall have received from the Borrowers payment in full of all reasonable out-of-pocket costs incurred in connection with this Amendment (including, without limitation, attorneys' fees for which an invoice shall have been provided).

6. Conditions Subsequent.

6.1 The obligation of the Bank to make Loans on the occasion of any Borrowing after the tenth (10th) day following the consummation of the Merger, is subject to the receipt by the Bank of (a) a counterpart of a Guarantee Agreement duly executed by Committed Capital Acquisition Corporation, in favor of the Bank unconditionally guaranteeing all of the Obligations of the Borrowers to the Bank and (b) a counterpart of a pledge agreement duly executed by Committed Capital Acquisition Corporation, in favor of the Bank (the "Parent Pledge Agreement"), together with (i) instruments constituting Collateral, if any, duly indorsed in blank by Committed Capital Acquisition Corporation, (ii) Uniform Commercial Code financing statements, required by law or reasonably requested by the Bank to be filed, registered or recorded to create or perfect the Liens intended to be created under the Parent Pledge Agreement and (iii) such other documents as the Bank may reasonably require in connection with the perfection of its security interests in the Collateral covered by the Parent Pledge Agreement, each of the forgoing in form and substance satisfactory to the Bank.

7. Reference to and Effect upon the Credit Agreement.

7.1 Effect. Except as specifically amended or terminated hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their terms and are hereby ratified and confirmed.

7.2 No Waiver; References. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Bank under the Credit Agreement, or constitute a waiver of any provision of the Credit Agreement, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in:

(a) the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby;

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(b) the other Loan Documents to the term "the Credit Agreement" shall mean and be a reference to the Credit Agreement as amended hereby; and

(c) the Loan Documents to the term "the Loan Documents" shall be deemed to include this Amendment.

8. Prior Agreement. The Credit Agreement and the other Loan Documents shall each be deemed amended and supplemented hereby to the extent necessary, if any, to give effect to the provisions of this Amendment. The Loan Documents are hereby ratified and reaffirmed and shall remain in full force and effect. This Amendment is not a novation and the terms and conditions of this Amendment shall be in addition to, and supplemental to, all terms and conditions set forth in the Loan Documents. In the event of any conflict or inconsistency between this Amendment and the terms of such documents, the terms of this Amendment shall be controlling, but such document shall not otherwise be affected or the rights therein impaired. Except as specifically set forth herein, the execution, delivery and effectiveness of this Amendment shall not (a) operate as a waiver of any existing or future Default or Event of Default, whether known or unknown or any right, power or remedy of the Bank or the Bank under the Credit Agreement, or (b) constitute a waiver or amendment of any provision of the Credit Agreement.

9. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

10. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of New York.

[Signature pages follow]

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In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered on the date first written above.

BANKUNITED, N.A., as successor by merger to Herald National Bank

By:	/s/ Thomas F. Pergola
Name:	Thomas F. Pergola
Title:	Senior Vice President

THE ONE GROUP, LLC

By:	/s/ Jonathan Segal
Name: Jonathan Segal
Title: Chief Executive Officer

ONE 29 PARK MANAGEMENT, LLC

By:	/s/ Jonathan Segal
Name: Jonathan Segal
Title: Chief Executive Officer

STK-LAS VEGAS, LLC

By:	/s/ Jonathan Segal
Name: Jonathan Segal
Title: Chief Executive Officer

STK ATLANTA, LLC

By:	/s/ Jonathan Segal
Name: Jonathan Segal
Title: Chief Executive Officer

HERAEA VEGAS, LLC

By:	/s/ Jonathan Segal
Name: Jonathan Segal
Title: Chief Executive Officer

XI SHI LAS VEGAS, LLC

By:	/s/ Jonathan Segal
Name: Jonathan Segal
Title: Chief Executive Officer

Signature Page to The One Group Amendment No. 2

AGREED TO AND CONFIRMED:

/s/ Jonathan Segal
JONATHAN SEGAL

TALIA LTD.

By:	/s/ Jonathan Segal
Name: Jonathan Segal
Title: Authorized Signatory

RCI II, LTD.

By:	/s/ Jonathan Segal
Name: Jonathan Segal
Title: Authorized Signatory

Signature Page to The One Group Amendment No. 2